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                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS


          We consent to the inclusion in this registration statement on Form S-3 (File No. 33-__________) of our reports dated November 15, 1994, on our audits of the consolidated financial statements and financial statement schedules of Digi International Inc. We also consent to the reference to our firm under the caption "Experts."


                                   /s/ COOPERS & LYBRAND L.L.P.
                                   COOPERS & LYBRAND L.L.P.


Minneapolis, Minnesota
May 5, 1995